UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  September 2, 2008



                 ------------------------------


                    LASALLE HOTEL PROPERTIES
     (Exact name of registrant as specified in its charter)


                 ------------------------------


        Maryland             1-14045          36-4219376
     ----------------   -----------------  ------------------
     (State or Other    (Commission File   (IRS Employer
     Jurisdiction of         Number)       Identification No.)
     Incorporation
     or Organization)


                     3 Bethesda Metro Center
                           Suite 1200
                    Bethesda, Maryland 20814
            ----------------------------------------
            (Address of principal executive offices)


Registrant's telephone number, including area code:  (301) 941-1500


                         Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 8.01.OTHER EVENTS.

     Effective September 2, 2008, LaSalle Hotel Properties (NYSE: LHO) changed the transfer agent for its shares of beneficial interest from LaSalle Global Trust Services to National City Bank. National City Bank now serves as the Company's transfer agent, registrar, dividend disbursing agent and dividend reinvestment agent.































































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


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LASALLE HOTEL PROPERTIES



                              By:  /s/ Hans S. Weger
                                   ------------------------------
                                   Hans S. Weger
                                   Executive Vice President,
                                   Treasurer and
                                   Chief Financial Officer


Dated:  September 2, 2008

















































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